CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, Jacob Eluz, President, Secretary and Treasurer of Ibhas Technologies Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the quarterly report on Form 10-QSB of Ibhas Technologies Inc. for the three month period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Integrated Brand Solutions Inc.

Dated: August 4, 2005


/s/Jacob Eluz
--------------------------------------------
Jacob Eluz
President, Treasurer, Secretary and Director
(Principal Executive Officer)